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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 11, 1996

                      JILLIAN'S ENTERTAINMENT CORPORATION
             (Exact name of Registrant as specified in its Charter)

Florida                                            0-13740                             59-2334472
(State of Incorporation)                   (Commission File Number)       (IRS Employer Identification Number)

727 Atlantic Avenue, Suite 600
Boston, Massachusetts                                                                     02111
(Address of principal executive offices)                                                (Zip Code)

                                 (617) 350-3111
              (Registrant's telephone number, including area code)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 11, 1996, Jillian's Entertainment Corporation (the "Company") engaged BDO Seidman, LLP as the Company's principal accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JILLIAN'S ENTERTAINMENT CORPORATION




Date: June 11, 1996                By:  /S/ DANIEL M. SMITH
                                        -------------------------------------
                                        Daniel M. Smith
                                        President and Chief Operating Officer